                              SECOND AMENDMENT TO
                   THIRD AMENDED AND RESTATED LOAN AGREEMENT


         THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT dated as of August 12, 1996 (the "Amendment") by and among PALMER WIRELESS, INC., a Delaware corporation (the "Borrower"); PNC BANK, NATIONAL ASSOCIATION, THE TORONTO-DOMINION BANK, NATIONSBANK OF TEXAS, N.A., CORESTATES BANK, N.A., FLEET BANK, N.A., FIRST NATIONAL BANK OF MARYLAND, THE FIRST NATIONAL BANK OF BOSTON, CIBC INC., FIRST UNION NATIONAL BANK OF NORTH CAROLINA, ROYAL BANK OF CANADA, FLEET NATIONAL BANK, BANQUE NATIONALE DE PARIS, UNION BANK OF CALIFORNIA, N.A. (FORMERLY KNOWN AS UNION BANK AND THE BANK OF CALIFORNIA, N.A.), BANK OF HAWAII, MERITA BANK LTD, BANK OF MONTREAL, CHICAGO BRANCH, COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE, FIRST HAWAIIAN BANK, SOCIETE GENERALE, KEYBANK NATIONAL ASSOCIATION (FORMERLY KNOWN AS SOCIETY NATIONAL BANK) and CREDIT LYONNAIS CAYMAN ISLAND BRANCH (collectively, and together with any financial institution which subsequently becomes a 'Bank' under the Loan Agreement, as such term is defined therein, the "Banks"); CORESTATES BANK, N.A., NATIONSBANK OF TEXAS, N.A. AND FLEET BANK, N.A., as co-agents (collectively, in such capacity, the "Co-Agents"); THE TORONTO-DOMINION BANK, as documentation agent (in such capacity, the "Documentation Agent"); PNC BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the Administrative Agent); and TORONTO DOMINION (TEXAS), INC., as collateral agent for the Administrative Agent, the Documentation Agent, the Co-Agents and the Banks (the "Collateral Agent," and together with the Administrative Agent, the Documentation Agent and the Co-Agents, the "Agents"),

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Banks and the Agents are parties to that certain Third Amended and Restated Loan Agreement dated as of December 1, 1995, as amended by that certain First Amendment to Third Amended and Restated Loan Agreement dated as of May 31, 1996 (as hereafter amended, modified and supplemented from time to time, the "Loan Agreement"); and

         WHEREAS, the Borrower wishes to amend covenants in the Loan Agreement dealing with the Borrower's acquisition of PCS Systems (as defined herein);

         NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement and further agree as follows:

         1. Amendments to Article 1. Article 1 of the Loan Agreement, "Definitions" is hereby amended by deleting the definitions of "Auction License," "Capital Expenditures," "Cellular System," "PCS 10MHz System," and "PCS Subsidiary" in their entireties and by substituting the following in lieu thereof:

                 "'Auction License' shall mean any License to operate a PCS System initially sold through an auction conducted by the FCC, whether acquired through such auction or otherwise."

                 "'Capital Expenditures' shall mean, in respect of any Person, expenditures for the purchase of assets of long-term use which would be required to be capitalized on the balance sheet of such Person in accordance with GAAP; provided, however, that "Capital Expenditures" shall not include expenditures by any PCS Subsidiary with respect to any PCS System."

                 "'Cellular System' means a cellular mobile radio telephone system constructed and operated in an MSA or an RSA, or a PCS System constructed and operated in a BTA."

                 "'PCS System' shall mean any broad band personal communications services telecommunications system operating on up to 20MHz of radio spectrum in a BTA, or a License or Licenses to operate such a system."

                 "'PCS Subsidiary' shall mean any Subsidiary of Palmer PCS Co. or any of its Subsidiaries holding or formed to hold, as its only assets, Auction Licenses, PCS Systems and other assets directly related to such Auction Licenses or PCS Systems, including, without limitation, equity interests in, or loans to, PCS Investments and PCS Subsidiaries."

         2. Further Amendment to Article 1. Article 1, Definitions, is hereby further amended by adding the following definitions appropriately alphabetized:

                 "'Palmer PCS Co.' shall mean Palmer PCS Co., a Delaware corporation and a wholly-owned Subsidiary of the Borrower, which has (or will have) as its only assets Auction Licenses, PCS Subsidiaries and PCS Investments (and other assets directly relating thereto)."

                 "'PCS Investment' shall mean a Person in which less than fifty and one one-hundredth of a percent (50.01%) of the ownership interests of such Person are owned by a PCS Subsidiary and which holds, or is formed to hold, an Auction License or operates, or is formed to operate, PCS Systems."

         3.      Amendments to Section 5.10.

                 (a) Section 5.10, Use of Proceeds, is hereby amended by deleting references to "PCS 10MHz System" in subsections 5.10(a) and 5.10(f) and substituting therefor the term "PCS System".

                 (b) Subsection 5.10(j) is hereby amended by deleting the existing subsection (j) in its entirety and by substituting the following in lieu thereof:

                 "(j)     so long as any Auction License acquired is for a PCS
         System which is (x) located entirely in one or more of Florida, Georgia or Alabama or (y) primarily within the same geographic area as or contiguous to a Cellular System then owned by the Borrower or any of its Subsidiaries, to (i) fund the downpayment in connection with the acquisition by any PCS Subsidiary of one or more Auction Licenses acquired directly through an auction conducted by the FCC, (ii) make interest payments in respect of FCC Indebtedness, (iii) fund construction and buildout of PCS Systems owned by PCS Subsidiaries and PCS Investments, and (iv) acquire PCS Investments (and loans to PCS Investments); provided that the aggregate amount of the proceeds available under this subsection (j) shall not exceed $50,000,000; and"

         4. Amendment to Section 5.14. Section 5.14 to the Loan Agreement, Covenants Regarding Formation of Subsidiaries and Acquisitions; Partnership, Subsidiaries, is hereby amended by deleting the existing Section
5.14 in its entirety and by substituting the following in lieu thereof:

                 "Section 5.14    Covenants Regarding Formation of Subsidiaries
         and Acquisitions; Partnership, Subsidiaries. At the time of (i) any Acquisition permitted hereunder, (ii) the purchase by the Borrower or any of its Subsidiaries of all minority interests in any Subsidiary of the Borrower, or (iii) the formation of any new Subsidiary of the Borrower or any of its Subsidiaries which is permitted under this Agreement, the Borrower will, and will cause its Subsidiaries, as appropriate, to (a) provide to the Collateral Agent an executed Subsidiary Security Agreement for such new Subsidiary, in substantially the form of Exhibit F attached hereto, together with appropriate UCC-1 financing statements, as well as an executed Subsidiary Guaranty for such new Subsidiary, in substantially the form of Exhibit D attached hereto, which shall constitute both

         Security Documents and Loan Documents for purposes of this Agreement, as well as a loan certificate for such new Subsidiary, substantially in the form of Exhibit P attached hereto, together with appropriate attachments; (b) pledge to the Collateral Agent all of the stock or partnership interests (or other instruments or securities evidencing ownership) of such Subsidiary or Person which is acquired or formed, beneficially owned by the Borrower or any of the Borrower's Subsidiaries, as the case may be, as additional Collateral for the Obligations to be held by the Collateral Agent in accordance with the terms of the Borrower's Pledge Agreement, an existing Subsidiary Pledge Agreement, or a new Subsidiary Pledge Agreement in substantially the form of Exhibit E attached hereto, and execute and deliver to the Collateral Agent all such documentation for such pledge as, in the reasonable opinion of the Managing Agents, is appropriate; and (c) provide revised financial projections for the remainder of the fiscal year and for each subsequent year until the Maturity Date which reflect such Acquisition or formation, certified by the Chief Financial Officer of the Borrower, together with a statement by such Person that no Default exists or would be caused by such Acquisition or formation, and all other documentation, including one or more opinions of counsel, reasonably satisfactory to the Managing Agents which in their reasonable opinion is appropriate with respect to such Acquisition or the formation of such Subsidiary. Notwithstanding the foregoing provisions of this Section 5.14, PCS Investments and PCS Subsidiaries (which, in each case, are less than wholly-owned by the Borrower) are excluded from the requirements of Section 5.14(iii)(a) hereof until such time as such PCS Investment becomes a wholly-owned Subsidiary of the Borrower. Any document, agreement or instrument executed or issued pursuant to this Section 5.14 shall be a 'Loan Document' for purposes of this Agreement."

         5. Amendments to Section 7.6. Section 7.6 of the Loan Agreement, Investments and Acquisitions, is hereby amended as follows:

                 (a) Subsection 7.6(c) is hereby amended by deleting the existing subsection (c) in its entirety and by substituting the following in lieu thereof:

                          "(c)    The Borrower may use the cash proceeds of any
         issuance of equity interest in the Borrower (to the extent permitted hereunder), or the issuance of Indebtedness permitted pursuant to
         Section 7.1(i) hereof solely as follows:

                                  (i)      for the acquisition (including
                 reasonable and customary costs and expenses related to such Acquisition) of not less than fifty and one one-hundredth percent (50.01%) of the ownership interest (after giving effect to any ownership interest acquired on or prior to the date of such Acquisition pursuant to Section 7.6(e) hereof or otherwise) in Cellular Systems, or the right to construct a Cellular System (including without limitation, associated construction costs), in an RSA or an MSA or a BTA (in the case of a PCS System) which is (x) located entirely in one or more of South Carolina, Florida, Georgia or Alabama or (y) primarily within the same geographic area as or contiguous to a Cellular System then owned by the Borrower or any of its Subsidiaries, in each case, without the consent of the Banks (and if an Acquisition referred to in this Section 7.6(c) is an Acquisition by any PCS Subsidiary of an Auction License, the provisions of Section 11.20 hereof shall apply in addition to the provisions of this Section 7.6(c)), provided, that, except as set forth in Section 11.20 hereof, (A) the Borrower shall not enter into any binding agreement with respect to such Acquisition unless (1) the Borrower shall have received sufficient funds to make such Acquisition or (2) such agreement shall contain a commercially reasonable liquidated damages provision, (B) prior to entering into any binding agreement with respect to such Acquisition, the Borrower shall deliver to the Managing Agents and the Banks a certificate reflecting pro forma projections and compliance with the terms and conditions of this Agreement from the date of such Acquisition through the Maturity Date after giving effect to such Acquisition and using reasonable assumptions in the opinion of the Majority Banks, (C) contemporaneously with the completion of the Acquisition, the Borrower shall grant to the Collateral Agent a first priority Lien upon any assets (including without limitation, capital stock and partnership interests) acquired in connection with such Acquisition to the same extent as required hereunder for existing Subsidiaries of the Borrower, and (D) if a binding agreement for such Acquisition is not executed within twelve (12) months from the date of receipt of the proceeds of the issuance of such equity interest in the Borrower or such Indebtedness, as the case may be, or such Acquisition is not concluded within eighteen (18) months from the date of receipt of the proceeds of the issuance of equity or Indebtedness, as the case may be, the consent of the Majority Banks shall be required for such Acquisition. The Borrower agrees to grant to the Collateral Agent (on behalf of the Managing Agents and the Banks) a security interest in the proceeds of the issuance of such equity interest in the Borrower or such Indebtedness, as the case may be, until such time as such proceeds are used in connection with an Acquisition or applied to the Obligations pursuant to Section 7.6(h) hereof; and

                                  (ii) for PCS Investments and loans to PCS Investments; provided that the PCS Subsidiary provides the ownership interests evidencing such investment and evidences of Indebtedness with respect to such loans to the Collateral Agent to be held as additional collateral for the Obligations;"

                 (b) Subsection 7.6(e) is hereby amended by deleting the existing subsection (e) in its entirety and by substituting the following in lieu thereof:

                          "(e)    Subject to compliance with Section 5.14
         hereof, the Borrower may use Advances as permitted by Section 5.10 hereof in whole or in part as follows:

                                  (i)      for the acquisition (including
                 reasonable and customary costs and expenses related to such Acquisition) of not less than fifty and one one-hundredth percent (50.01%) of the ownership interest (after giving effect to any ownership interest acquired on or prior to the date of such Acquisition as permitted hereunder) in Cellular Systems, or the right to construct a Cellular System (including, without limitation, associated construction costs), in an RSA or an MSA or a BTA (in the case of a PCS System) which is (A) located entirely in one or more of South Carolina, Florida, Georgia, or Alabama or (B) primarily within the same geographic area as or contiguous to a Cellular System then owned by the Borrower or any of its Subsidiaries, in each case, without the consent of the Banks (and if an Acquisition referred to in this Section 7.6(e) is an Acquisition by any PCS Subsidiary of an Auction License, the provisions of
                 Section 11.20 hereof shall apply in addition to the provisions of this Section 7.6(e)); and

                                  (ii)     for PCS Investment and loans to PCS
                 Investments; provided that the PCS Subsidiary provides the ownership interests evidencing such investment and evidences of Indebtedness with respect to such loans to the Collateral Agent to be held as additional collateral for the Obligations;"

                 (c) Subsection 7.6(f) is hereby amended by deleting the existing subsection (f) in its entirety and by substituting the following in lieu thereof:

                          "(f)    Subject to compliance with Section 5.14
         hereof, the Borrower may use Advances as permitted by Section 5.10 hereof in whole or in part for the acquisition by any PCS Subsidiary or a PCS Investment (including reasonable and customary costs and expenses related to such Acquisition) of Auction Licenses (or an interest in Auction Licenses) for any PCS System in a BTA which is (x) located entirely in one or more of South Carolina, Florida, Georgia, or Alabama or (y) primarily within the same geographic area as or contiguous to a Cellular System then owned by the Borrower or any of its Subsidiaries, in each case, without the consent of the Banks. The provisions of Section 11.20 hereof shall apply in addition to the provisions of this Section 7.6(f); and"

                 (d) Subsection 7.6(g) is hereby amended by deleting the existing subsection (g) in its entirety and by substituting the following in lieu thereof:

                          "(g)    So long as no Auction License has been
         terminated or revoked, the Borrower or any of its Subsidiaries may make additional investments in any PCS Subsidiary and any PCS Investment; provided, however, that such investments shall be made from (i) Excess Cash Flow in an amount not to exceed (A) for each fiscal year prior to 1998, fifty percent (50%) of Excess Cash Flow for the immediately preceding fiscal year, and (B) for 1998 and each fiscal year thereafter, forty percent (40%) of Excess Cash Flow for the immediately preceding fiscal year, (ii) Advances as permitted by
         Section 5.10 hereof, or (iii) proceeds from any issuance of equity interest in the Borrower (to the extent permitted hereunder)."

         6. Amendment to Section 7.7. Section 7.7 of the Loan Agreement, Restricted Payments and Purchases, is hereby amended by deleting existing subsection 7.7(c) in its entirety and by substituting the following in lieu thereof:

                 "(c)     any PCS Subsidiary and any PCS Investment may make
         payments on FCC Indebtedness; provided, however, that such payments shall be paid from (i) Advances in accordance with Section 5.10(f) hereof, (ii) investments permitted under Section 7.6(g) hereof or
         (iii) the revenues of such Person."

         7. Consents. Notwithstanding anything to the contrary in the Loan Agreement, but subject to Sections 5.10, 7.6 and 7.7 of the Loan Agreement, the Majority Banks hereby consent to the

Borrower's making loans to Palmer PCS Co., provided that (i) such loans shall at all times be evidenced by a promissory note in form and substance satisfactory to the Collateral Agent (the "Palmer PCS Note"); (ii) the Borrower shall promptly deliver the Palmer PCS Note to the Collateral Agent, duly endorsed to the Collateral Agent (in form satisfactory to the Collateral Agent) as Collateral for the Obligations pursuant to the Borrower Security Agreement; and (iii) the Borrower shall not use the outstanding principal amount of the Palmer PCS Note nor the interest accrued thereon when calculating the Borrower's compliance with Sections 7.8, 7.9, 7.10, 7.11 and 7.12 of the Loan Agreement.

         8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

         9. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

         10. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

         11. No Other Amendment or Waiver. Except for the amendments set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No waiver by the Collateral Agent, the other Agents or the Banks under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Collateral Agent, the other Agents and the Banks expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendments agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Collateral Agent, the other Agents and the Banks, or any of them, at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Collateral Agent, the other Agents, the Banks, the Majority Banks, or any of them, to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

         12. Representations and Warranties. The Borrower hereby represents and warrants in favor of the Agents and the Banks as follows:

         (a) The Borrower has the corporate power and authority (i) to enter into this Amendment and (ii) to do all other acts and things as are required or contemplated hereunder to be done, observed and performed by it;

         (b) This Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories of the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower);

         (c)     Each of the representations and warranties set forth in
Section 4.1 of the Loan Agreement are true and correct as of the date hereof;
and

         (d) There does not exist on the date hereof any Default or Event of Default.

         13. Loan Documents. This document shall be deemed to be a Loan Document for all purposes.

         14. Effectiveness. Upon receipt by the Administrative Agent of executed signature pages of this Amendment from the Borrower and the Majority Banks, this Amendment shall automatically be effective.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year first above written.


BORROWER:                                                   PALMER WIRELESS, INC., a Delaware corporation


                                                            By:  /s/ M. WAYNE WISEHART
                                                               ---------------------------------------------------------------------

                                                                   Its:     Vice-President
                                                                       -------------------------------------------------------------


ADMINISTRATIVE AGENT:                                       PNC BANK, NATIONAL ASSOCIATION


                                                            By:   /s/ THOMAS P. CARDEN
                                                               ---------------------------------------------------------------------

                                                                   Its:   VICE PRESIDENT
                                                                       -------------------------------------------------------------


DOCUMENTATION AGENT:                                        THE TORONTO-DOMINION BANK


                                                            By:   /s/ DIANE BAILEY
                                                               ---------------------------------------------------------------------

                                                                   Its:
                                                                       -------------------------------------------------------------


COLLATERAL AGENT:                                           TORONTO DOMINION (TEXAS), INC.


                                                            By:   /s/ DIANE BAILEY
                                                               ---------------------------------------------------------------------

                                                                   Its:    Vice President
                                                                       -------------------------------------------------------------


BANKS:                                                      PNC BANK, NATIONAL ASSOCIATION


                                                            By:   /s/ THOMAS P. CARDEN
                                                               ---------------------------------------------------------------------

                                                                   Its:   VICE PRESIDENT
                                                                       -------------------------------------------------------------





                                              SECOND AMENDMENT TO LOAN AGREEMENT
                                                           PALMER WIRELESS, INC.
                                                                Signature Page 1

                                                            THE TORONTO-DOMINION BANK


                                                            By: /s/ DIANE BAILEY
                                                               --------------------------------------------------------------------

                                                                   Its:
                                                                       ------------------------------------------------------------


                                                            NATIONSBANK OF TEXAS, N.A.


                                                            By:   [SIG]
                                                               --------------------------------------------------------------------

                                                                   Its:    Vice President
                                                                       ------------------------------------------------------------


                                                            CORESTATES BANK, N.A.


                                                            By:    [SIG]
                                                               --------------------------------------------------------------------

                                                                   Its:    Vice President
                                                                       ------------------------------------------------------------


                                                            FLEET BANK, N.A.


                                                            By:      /s/ TANYA M. CROSSLEY
                                                               --------------------------------------------------------------------

                                                                   Its:   VICE PRESIDENT
                                                                       ------------------------------------------------------------


                                                            FLEET NATIONAL BANK


                                                            By:      /s/ TANYA M. CROSSLEY
                                                               --------------------------------------------------------------------

                                                                   Its:   VICE PRESIDENT
                                                                       ------------------------------------------------------------


                                                            FIRST NATIONAL BANK OF MARYLAND


                                                            By:  [SIG]
                                                               --------------------------------------------------------------------

                                                                   Its:    VICE PRESIDENT
                                                                       ------------------------------------------------------------





                                              SECOND AMENDMENT TO LOAN AGREEMENT
                                                           PALMER WIRELESS, INC.
                                                                Signature Page 2

                                                            THE FIRST NATIONAL BANK OF BOSTON


                                                            By:    /s/ MARY E. MEDUSKI
                                                               --------------------------------------------------------------------

                                                                   Its:   Director
                                                                       ------------------------------------------------------------


                                                            CIBC INC.


                                                            By:    /s/ MARSHA HARNEY
                                                               --------------------------------------------------------------------

                                                                   Its: Director, CIBC Wood Gundy Securities Corp acting as Agent
                                                                       ------------------------------------------------------------
                                                                       for CIBC, Inc.
                                                                       ------------------------------------------------------------

                                                            FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                                                            By:     /s/ JOHN BUTLER
                                                               --------------------------------------------------------------------

                                                                   Its:   Senior Vice President
                                                                       ------------------------------------------------------------


                                                            ROYAL BANK OF CANADA


                                                            By:  /s/ THOMAS BYRNE
                                                               --------------------------------------------------------------------

                                                                   Its:   Senior Manager
                                                                       ------------------------------------------------------------


                                                            BANQUE NATIONALE DE PARIS


                                                            By:   /s/ SERGE DESRAYAUD                          /s/ PAMELA LUCASH
                                                               --------------------------------------------------------------------

                                                                   Its:   V.P. Team Leader                   Assistant Treasurer
                                                                       ------------------------------------------------------------


                                                            UNION BANK OF CALIFORNIA, N.A. (formerly known as Union Bank and The
                                                            Bank of California, N.A.)


                                                            By:     /s/ J. KEVIN SAMPSON
                                                               ---------------------------------------------------------------------

                                                                   Its:   Vice President
                                                                       -------------------------------------------------------------





                                              SECOND AMENDMENT TO LOAN AGREEMENT
                                                           PALMER WIRELESS, INC.
                                                                Signature Page 3

                                                            BANK OF HAWAII


                                                            By:   /s/ BRUCE HELBERG
                                                               ---------------------------------------------------------------------

                                                                   Its:   Coorporate Banking Officer
                                                                       -------------------------------------------------------------


                                                            MERITA BANK LTD


                                                            By:    /s/ CHARLES J. LANSDOWNE                       [SIG]
                                                               ---------------------------------------------------------------------

                                                                   Its:  Vice President                       Vice President
                                                                       -------------------------------------------------------------


                                                            BANK OF MONTREAL, CHICAGO BRANCH


                                                            By:     /s/ YVONNE BOS
                                                               ---------------------------------------------------------------------

                                                                   Its:    SENIOR VICE PRESIDENT
                                                                       -------------------------------------------------------------


                                                            COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE


                                                            By:  /s/ MARCUS EDWARD                              /s/ SEAN MOUNIER
                                                               ---------------------------------------------------------------------

                                                                   Its:  Vice President                       First Vice Presidnet
                                                                       -------------------------------------------------------------


                                                            FIRST HAWAIIAN BANK


                                                            By:  /s/ DONALD C. YOUNG
                                                               ---------------------------------------------------------------------

                                                                   Its:   Assistant Vice President
                                                                       -------------------------------------------------------------


                                                            SOCIETE GENERALE


                                                            By:  /s/ BRYAN G. PETERMANN
                                                               ---------------------------------------------------------------------

                                                                   Its:  Vice President
                                                                       -------------------------------------------------------------






                                              SECOND AMENDMENT TO LOAN AGREEMENT
                                                           PALMER WIRELESS, INC.
                                                                Signature Page 4

                                                            KEYBANK NATIONAL ASSOCIATION (formerly known as Society National Bank)


                                                            By:    /s/ KATHLEEN MAYHER
                                                               ---------------------------------------------------------------------

                                                                   Its:   Senior Vice President
                                                                       -------------------------------------------------------------


                                                            CREDIT LYONNAIS CAYMAN ISLAND BRANCH


                                                            By:   /s/ MARK THORSHEIM
                                                               ---------------------------------------------------------------------

                                                                   Its:    Vice President
                                                                       -------------------------------------------------------------






                                              SECOND AMENDMENT TO LOAN AGREEMENT
                                                           PALMER WIRELESS, INC.
                                                                Signature Page 5